UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

Victory Electronic Cigarettes Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) is being filed to provide revised pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”) with respect to Victory Electronic Cigarettes Corporation’s (the “Company”) acquisition of Vapestick Holdings Limited (“Vapestick”) which occurred on January 9, 2014, as disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2014 (the “Original 8-K”). On March 28, 2014, the Company filed Amendment No. 1 to Form 8-K (the “First Amendment” and together with the Original 8-K, the “Amended 8-K”) to provide the required financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K for Vapestick. On May 6, 2014, the Company filed Amendment No. 2 to Form 10-K (the “Amended 10-K”) to restate and amend the Company’s previously issued audited consolidated financial statements and related financial information for the year ended December 31, 2013 and 2012 (the “Restated Financials”). As such, the Company is now filing the revised Pro Forma Financial Information for Vapestick which has been updated based on the Restated Financials.

Unless otherwise indicated herein or in the Amended 8-K, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K or the First Amendment, or to modify or update those disclosures affected by subsequent events. This Second Amendment should be read in conjunction with the Amended 8-K and the Company’s other filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 9.01    Financial Statements and Exhibits

(a)          Financial Statements

Financial statements of Vapestick for the years ended December 31, 2013 and 2012, as required by Item 9.01(a) of Form 8-K are included with this filing as Exhibit 99.2.

(b)          Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) is being included with this filing as Exhibit 99.3.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated January 15, 2014 regarding the acquisition of Vapestick Holdings Limited. (1)

99.2	Audited financial statements of Vapestick Holdings Limited for the years ended December 31, 2013 and 2012. (2)

99.3	Pro forma financial information.

(1)	Filed as an exhibit on Current Report to Form 8-K with the SEC on January 15, 2014.

(2)	Filed as an exhibit on Current Report to Form 8-K/A with the SEC on March 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014		VICTORY ELECTRONIC CIGARETTES CORPORATION
	By:	/s/ James P. McCormick
Name: James P. McCormick Title: Chief Financial Officer